UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 26, 2011

Endo Pharmaceuticals Holdings Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
100 Endo Boulevard
Chadds Ford, Pennsylvania 19317
(Address of principal executive offices, including zip code)
(610) 558-9800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 26, 2011, Endo Pharmaceuticals Holdings Inc. issued a press release announcing a private offering of up to $700,000,000 aggregate principal amount of senior unsecured notes. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release of Endo Pharmaceuticals Holdings Inc., dated May 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary
Dated: May 26, 2011

EXHIBIT LIST
Exhibit NO.	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc., dated May 26, 2011.